UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 5, 2024

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, TX 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

As previously disclosed, Nixon Product Storage, LLC (“NPS”) and Lazarus Refining & Marketing, LLC (“LRM”), each wholly owned subsidiaries of Blue Dolphin Energy Company (“Blue Dolphin”), were involved in separate contract-related disputes with Pilot Travel Centers LLC (“Pilot”) and Tartan Oil LLC (“Tartan”), an affiliate of Pilot.  NPS and Pilot were in a contract-related dispute involving a May 2019 Terminal Services Agreement, which became subject to a legal action filed in Harris County District Court (the “Texas Action”). NPS also disputed set-off payments between itself and Pilot under a May 2019 Line of Credit Agreement, as amended. LRM was involved in a contract-related dispute with Tartan related to a revenue-sharing arrangement for storing and selling crude oil.

Pursuant to a confidential Settlement Agreement (the “Settlement Agreement”) by and among Lazarus Energy Holdings LLC, NPS, Lazarus Energy LLC, LRM, Lazarus San Antonio Refinery LLC, and Blue Dolphin (together, the “Lazarus Entities”), on the one hand, and Pilot, Starlight Relativity Holdings LLC, Starlight Relativity Acquisition Company LLC, Tartan, The San Antonio Refinery LLC, and Falls City Terminal, LP (together, the “Pilot Entities”), on the other hand, among other matters addressed, NPS and LRM’s contract-related disputes with Pilot and Tartan were fully resolved and the parties agreed to mutually release all claims against each other.  Further, Pilot and NPS agreed to take such actions as necessary to dismiss the Texas Action.  Blue Dolphin expects to record a gain through reductions in counter-party debt as a result of the settlement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

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